Exhibit 99.01

EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (the “Agreement”) dated January 29, 2003, is by and between Dr. Hong Chen (“Employee”) and GRIC Communications, Inc., (the “Company”), a Delaware corporation.  As used in this Agreement, the Company refers to GRIC Communications, Inc. and all parents, subsidiaries, divisions, predecessors, and successors of GRIC Communications, Inc.

THE PARTIES AGREE AS FOLLOWS:

1.             Resignation as President and Chief Executive Officer of the Company.  Employee confirms that he has elected hereby to resign his position as Chief Executive Officer of the Company effective as of January 29, 2003 (the “Resignation Date”) and, acting with the approval of the GRIC Board of Directors, concurrently herewith has appointed Bharat Davé as Acting Chief Executive Officer of the Company.  Employee will retain his status as Chairman of the Board of Directors of the Company (“Chairman”) and continue as Chairman for a period of one year following the Resignation Date (the “Retention Period”), provided, however, that Employee shall at all times remain an “at will” employee of the Company and as such his positions as an officer and employee of the Company may be terminated by the Company at any time for any reason, with or without cause, and likewise he may resign at any time.  In his capacity as Chairman, Employee shall be available to provide services to the Company a minimum of one (1) business day per week and shall perform such special assignments as may from time to time be requested by the Company’s Board of Directors and agreed to by Employee, including assisting with strategic projects identified by the Board of Directors.

2.             Chairman Compensation and other Obligations of the Company.

a.             For good and valuable consideration, receipt of which is hereby acknowledged, the Company agrees to provide Employee with the following benefits. Within thirty (30) days of execution of this Agreement by both parties, the Company shall pay Employee a lump sum of $300,000, less applicable withholding taxes.  During the Retention Period, but only for so long as he remains Chairman, Employee will receive salary compensation in the amount of $100,000 per year, payable in equal semi-monthly installments in accordance with the Company’s normal payroll policies, without any benefits except for those mandated by law. Employee will also receive an incentive stock option under the Company’s 1999 Equity Incentive Plan to purchase 250,000 shares of the Company’s Common Stock (the “Retention Option”).  All shares granted pursuant to the Retention Option shall vest in full at the end of the Retention Period, provided that Employee continues to serve as Chairman throughout the Retention Period, and thereafter shall remain exercisable for one year after the earlier to occur of January 29, 2004 or the date on which Employee ceases to serve as Chairman.  Notwithstanding the foregoing, if during the Retention Period the Company terminates Employee’s service as Chairman without “Cause” then (i) the Retention Option shall accelerate fully and become immediately exercisable; and (ii) Employee shall continue to receive, as severance, his salary during the balance of the Retention Period.  For the avoidance of doubt, Employee shall not be entitled to such acceleration or severance benefits if (i) Employee resigns, or (ii) Employee is terminated for “Cause”.  For purposes of this Agreement, “Cause” shall mean (i) willful misconduct in the performance of Employee’s duties to the Company that has resulted or is likely to result in substantial and material damage to Company; (ii) commission of any act of fraud or dishonesty with respect to the Company; (iii) conviction of a felony or a crime involving moral turpitude causing material harm to the business and affairs of the Company, (iv) willful conduct by Employee which, based upon a reasonable determination by the Company, demonstrates gross unfitness to serve, (v) intentional, material violation by Employee of any contract between Employee and the Company or any statutory duty of Employee to the Company that is not corrected within thirty (30) days after written notice to Employee, or (vi) willful, material failure of the Employee to substantially perform his reasonably assigned responsibilities as Chairman that is not corrected within thirty (30) days after written notice to Employee. No act or failure to act by Employee shall be considered “willful” if done or omitted by Employee in good faith with reasonable belief that such action or omission was in the best interests of the Company.

b.             Employee shall retain the right to exercise all options he currently owns in accordance with their respective terms and all such options will continue to vest during the Retention Period in accordance with their respective terms.  In addition, Employee shall retain his rights to indemnification pursuant to (i) the Company’s bylaws and certificate of incorporation and (ii) any agreements entered into with the Company prior to the effective date of this Agreement.

3.             Obligations of Employee.  In exchange for the benefits described above in Section 2, Employee agrees to the following:

a.             Employee will be bound by and comply with the terms of the Employee Agreement dated March 1, 1994, by and between the Employee and the Company, which contains, among other things, invention assignment, confidentiality and non-solicitation provisions (the “Employment Agreement”, attached hereto as Exhibit A).

b.             During Employee’s tenure as Chairman, Employee will not act as officer, director, shareholder or consultant of any competitor of the Company (provided that owning stock of a public company will not be deemed competing).

c.             During the one-year period following the Retention Period, Employee will not, for his own benefit or for the benefit of any third party, solicit any employee or customer of the Company using trade secrets of Company.

d.             Employee agrees to resign from the Company’s Board of Directors within five (5) days following a written request for such resignation by the Board of Directors.

4.             Release.  In exchange for the benefits described in Section 2, Employee agrees to execute the release (the “Release”) attached to this Agreement as “Addendum A” on or promptly following the Resignation Date and to execute a substantially identical Release (appropriately modified by the Company to reflect the new date of execution) at the end of the Retention Period.

5.             Arbitration.  Any claim, dispute, or controversy arising out of or in any way relating to this Agreement or the alleged breach of this Agreement will be submitted by the parties to binding arbitration in Santa Clara County, California by JAMS or by a judge to be mutually agreed upon.  This Section 5 will not prevent either party from seeking injunctive relief (or any other provisional remedy) from any court having jurisdiction over the parties and the subject matter of their dispute relating to Employee’s obligations under Employee’s Employment Agreement and Employee’s obligations under Sections 3 hereof.

6.             Attorneys’ Fees.  The prevailing party will be entitled to recover from the losing party its attorneys’ fees and costs (including expert witness fees) incurred in any arbitration, lawsuit or other proceeding brought to enforce any right arising out of this Agreement.

7.             Non-Disparagement.  Employee agrees to refrain from disparagement, criticism, defamation or slander of the Company or any of its employees, officers, directors, agents, products or services to anyone, including but not limited to other employees and any past, present or prospective customers.  The Company agrees to maintain its neutral reference policy in regard to Employee and refrain from disparagement, criticism, defamation and slander of Employee.

8.             No Admission of Liability.  The Company and Employee understand and acknowledge that this Agreement constitutes a compromise and settlement.  No action taken by the parties hereto, or either of them, either previously or in connection with this Agreement will be deemed or construed to be (a) an admission of the truth or falsity of any claims or (b) an acknowledgment or admission by a party of any fault or liability whatsoever to the other party or to any third party.

9.             No Knowledge of Wrongdoing.  Employee has no knowledge of any wrongdoing involving improper or false claims against a federal or state governmental or regulatory agency, including listing agencies or exchange or other wrongdoing, that involves Employee or other present or former Company employees.

10.           Press Release.  The Company will issue a press release to announce the resignation of Employee as Chief Executive Officer of the Company and his continuing role as its Chairman of the Board of Directors.

11.           Successors.  The provisions of this Agreement will extend and inure to the benefit of, and be binding upon the respective legal successors and assigns of the Company and Employee in addition to the Company and Employee.

12.           Integration.  This Agreement constitutes the entire Agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior negotiations and agreements, whether written or oral, with the exception of Employee’s obligations under the Employment Agreement.

13.           No Oral Modification.  This Agreement may not be altered or amended except by a written document executed by Employee and the Company.

14.           Governing Law.  This Agreement will in all respects be governed by the laws of the State of California as applied to agreements entered into and to be performed entirely within California between California residents.

15.           Effective Date.  This Agreement is effective as of January 29, 2003, provided that the Release, and the Company’s obligations pursuant to Section 2 above, shall become effective on the eighth day after the Release has been signed by both parties (the “Effective Date”), unless sooner revoked by Employee. If Employee desires to revoke the release, Employee must deliver or cause to be delivered a written statement of revocation from Employee prior to the Effective Date to David L. Teichmann at the Company.

16.           No Representations.  Each party represents that it has had the opportunity to consult with an attorney, and has carefully read and understands the scope and effect of the provisions of this Agreement.  Neither party has relied upon any representations or statements made by the other party hereto which are not specifically set forth in this Agreement.

17.           Counterparts.  This Agreement may be executed in counterparts, and each counterpart will have the same force and effect as an original and will constitute an effective, binding agreement on the part of each of the undersigned.

18.           Severability.  In the event that any one or more of the provisions contained herein will for any reason be held to be unenforceable in any respect under any statute, rule or law of any state or of the United States of America, such unenforceability will not affect any other provision of this Agreement, but, with respect only to the jurisdiction holding the provision to be unenforceable, this Agreement will then be construed as if such unenforceable provision or provisions had never been contained herein.

EMPLOYEE:		GRIC COMMUNICATIONS, INC.:

Dr. Hong Chen		/s/ David L. Teichmann
		By:	David L. Teichmann
		Title:	Senior Vice President,
/s/ Dr. Hong Chen			General Counsel and Secretary
Signature

Date:	1/29/03	Date:	1/29/03

EXHIBIT A

Employment Agreement*

* Incorporated by reference to Exhibit 10.02 of the Company’s Registration Statement on Form S-1 filed on October 29, 1999 (Registration No. 333-87497).

ADDENDUM A

THIS GENERAL RELEASE OF CLAIMS (the “Release”) is between Dr. Hong Chen (“Employee”) and GRIC Communications, Inc. (the “Company”), a Delaware corporation.  As used in this Release, the Company refers to GRIC Communications, Inc. and all parents, subsidiaries, divisions, predecessors, and successors of GRIC Communications, Inc.

1.             Release.

(a)           Employee, on behalf of himself and his respective heirs, executors, successors and assigns, hereby fully and forever releases the Company and its respective heirs, executors, successors, agents, officers, directors and affiliates, from and agrees not to sue concerning, any and all claims, actions, obligations, duties, causes of action, whether now known or unknown, suspected or unsuspected, that Employee may possess based upon or arising out of any matter, cause, fact, thing, act, or omission whatsoever occurring or existing at any time prior to and including the date hereof, other than those obligations created by, or expressly acknowledged by the Company in, the Agreement (collectively, the “Released Matters”), including without limitation,

(1)           any and all claims relating to or arising from Employee’s employment relationship with the Company, Employee’s ceasing to be CEO on the Resignation Date, or Employee’s ceasing to be Chairman of the Board at the end of the Retention Period;

(2)           any and all claims relating to, or arising from, Employee’s right to purchase, or actual purchase of, shares of stock of the Company, including, without limitation, any claims of fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law;

(3)           any and all claims for wrongful discharge of employment; termination in violation of public policy; discrimination; breach of contract, both express and implied; breach of a covenant of good faith and fair dealing, both express and implied; promissory estoppel; negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; unfair business practices; defamation; libel; slander; negligence; personal injury; assault; battery; invasion of privacy; false imprisonment; and conversion;

(4)           any and all claims for violation of any federal, state or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act of 1990, the Fair Labor Standards Act, the Employee Retirement Income Security Act of 1974, the Worker Adjustment and Retraining Notification Act, Older Workers Benefit Protection Act, the California Fair Employment and Housing Act, and the California Labor Code section 201, et. seq.;

(5)           any and all claims for violation of the federal, or any state, constitution;

(6)           any and all claims arising out of any other laws and regulations relating to employment or employment discrimination;

(7)           any and all claims for attorneys’ fees and costs; and

(8)           any and all claims that Employee may have against the Company for any acts occurring at any time prior to the execution of this Release.

Employee agrees that the foregoing enumeration of claims released is illustrative, and the claims hereby released are in no way limited by the above recitation of specific claims, it being Employee’s intent to fully and completely release all claims whatsoever in any way relating to Employee’s employment with the Company, Employee’s ceasing to be CEO on the Resignation Date, or Employee’s ceasing to be Chairman of the Board at the end of the Retention Period.

(b)           Employee represents that Employee has no lawsuits, claims or actions pending in Employee’s name, or on behalf of any other person or entity, against the Company or any other person or entity referred to herein.  Employee also represents that Employee does not intend to bring any claims on Employee’s own behalf against the Company or any other person or entity referred to herein.

(c)           Employee acknowledges that he has been advised by legal counsel and is familiar with Section 1542 of the Civil Code of the State of California, which states:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

Employee expressly waives any right or benefit which he has or may have under Section 1542 of the California Civil Code or any similar provision of the statutory or non-statutory law of any other jurisdiction, including Delaware. Employee acknowledges that in the future he may discover claims or facts in addition to or different from those that he now knows or believes to exist with respect to the subject matter of this Release, and that Employee intends to fully, finally, and forever settle all of the Released Matters.  This Release will remain in effect as a full and complete release notwithstanding the discovery or existence of any additional claims or facts.

2.             Acknowledgment of Waiver of Claims under ADEA.  Employee acknowledges that Employee is waiving and releasing any rights Employee may have under the Age Discrimination in Employment Act of 1967 (“ADEA”) and that this waiver and release is knowing and voluntary.  Employee further acknowledges that Employee has been advised by this writing that:

(a)           Employee should consult with an attorney prior to executing this Release;

(b)           Employee has had at least twenty-one (21) days within which to consider this Release, although Employee may accept the terms of this Release at any time within those 21 days;

(c)           Employee has seven (7) days following the execution of this Release by the parties to revoke this Release; and

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(d)           This Release will not be effective until the revocation period has expired.

3.             Voluntary Execution of Release.  This Release is executed voluntarily and without any duress or undue influence on the part or behalf of the parties hereto, with the full intent of releasing all claims.  Employee acknowledges that:

(a)           Employee has read this Release;

(b)           Employee has been represented in the preparation, negotiation, and execution of this Release by legal counsel of his own choice or that he has voluntarily declined to seek such counsel;

(c)           Employee understands the terms and consequences of this Release and of the releases it contains;

(d)           Employee is fully aware of the legal and binding effect of this Release.

EMPLOYEE HAS CONSULTED WITH AN ATTORNEY BEFORE SIGNING THIS RELEASE AND UNDERSTANDS THAT, BY SIGNING THIS RELEASE, EMPLOYEE IS GIVING UP ANY LEGAL CLAIMS EMPLOYEE HAS AGAINST THE COMPANY.  EMPLOYEE FURTHER ACKNOWLEDGES THAT EMPLOYEE DOES SO KNOWINGLY, WILLINGLY, AND VOLUNTARILY IN EXCHANGE FOR THE BENEFITS DESCRIBED IN THE CONFIDENTIAL AGREEMENT.

EMPLOYEE:		GRIC COMMUNICATIONS, INC.:

Dr. Hong Chen		/s/ David L. Teichmann
		By:	David L. Teichmann
		Title:	Senior Vice President,
/s/ Dr. Hong Chen			General Counsel and Secretary
Signature

Date:	1/29/03	Date:	1/29/03

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